EXHIBIT 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of December 31, 2011, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,612,963 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 12 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2004-8

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$1,206,292,981
Aggregate Outstanding Principal Balance – Treasury Bill	$58,137,781
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	4.82%
Aggregate Outstanding Principal Balance – Commercial Paper	$1,148,155,199
Percentage of Aggregate Outstanding Principal Balance – Commercial Paper	95.18%
Number of Borrowers	50,875
Average Outstanding Principal Balance Per Borrower	$23,711
Number of Loans	84,025
Average Outstanding Principal Balance Per Loan – Treasury Bill	$22,352
Average Outstanding Principal Balance Per Loan – Commercial Paper	$14,101
Weighted Average Remaining Term to Scheduled Maturity	219 months
Weighted Average Annual Interest Rate	4.15%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of that HEAL Loan segment.

2004-8

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	17,143	$211,024,349	17.5%
3.01% to 3.50%	22,900	261,004,160	21.6
3.51% to 4.00%	16,699	248,581,099	20.6
4.01% to 4.50%	19,407	274,231,812	22.7
4.51% to 5.00%	1,522	41,012,687	3.4
5.01% to 5.50%	753	21,327,057	1.8
5.51% to 6.00%	763	23,774,824	2.0
6.01% to 6.50%	672	20,357,678	1.7
6.51% to 7.00%	637	17,233,017	1.4
7.01% to 7.50%	464	12,345,137	1.0
7.51% to 8.00%	1,301	30,326,766	2.5
8.01% to 8.50%	716	17,283,422	1.4
Equal to or greater than 8.51%	1,048	27,790,973	2.3

Total	84,025	$1,206,292,981	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

2004-8

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,866	$15,476,645	1.3%
$5,000.00 -$ 9,999.99	12,249	93,389,630	7.7
$10,000.00-$14,999.99	7,977	98,350,924	8.2
$15,000.00-$19,999.99	6,646	115,339,778	9.6
$20,000.00-$24,999.99	4,483	100,214,937	8.3
$25,000.00-$29,999.99	2,881	78,716,982	6.5
$30,000.00-$34,999.99	2,290	74,305,953	6.2
$35,000.00-$39,999.99	1,750	65,485,881	5.4
$40,000.00-$44,999.99	1,312	55,553,801	4.6
$45,000.00-$49,999.99	1,047	49,696,218	4.1
$50,000.00-$54,999.99	858	44,965,189	3.7
$55,000.00-$59,999.99	710	40,697,556	3.4
$60,000.00-$64,999.99	596	37,203,335	3.1
$65,000.00-$69,999.99	473	31,853,718	2.6
$70,000.00-$74,999.99	322	23,278,958	1.9
$75,000.00-$79,999.99	287	22,241,790	1.8
$80,000.00-$84,999.99	264	21,739,071	1.8
$85,000.00-$89,999.99	221	19,317,468	1.6
$90,000.00-$94,999.99	206	19,021,248	1.6
$95,000.00-$99,999.99	168	16,387,842	1.4
$100,000.00 and above	1,269	183,056,056	15.2

Total	50,875	$1,206,292,981	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	75,854	$1,067,466,454	88.5%
31-60 days	2,992	49,637,310	4.1
61-90 days	1,752	29,074,287	2.4
91-120 days	936	15,924,865	1.3
121-150 days	578	10,974,345	0.9
151-180 days	380	6,903,774	0.6
181-210 days	370	6,473,271	0.5
Greater than 210 days	1,163	19,838,675	1.6

Total	84,025	$1,206,292,981	100.0%

2004-8

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	45	$19,651	*
4 to12	169	187,523	*
13 to 24	285	768,556	0.1%
25 to 36	727	2,607,027	0.2
37 to 48	402	2,050,901	0.2
49 to 60	3,241	10,160,816	0.8
61 to 72	1,271	5,703,928	0.5
73 to 84	902	5,238,289	0.4
85 to 96	14,417	74,828,030	6.2
97 to 108	4,582	27,806,696	2.3
109 to 120	3,291	23,995,154	2.0
121 to 132	3,094	34,739,766	2.9
133 to 144	2,265	27,066,352	2.2
145 to 156	12,732	137,467,490	11.4
157 to 168	4,792	52,727,843	4.4
169 to 180	3,660	43,796,454	3.6
181 to 192	2,550	33,105,150	2.7
193 to 204	1,620	23,782,079	2.0
205 to 216	5,778	106,872,778	8.9
217 to 228	2,722	51,235,423	4.2
229 to 240	2,545	49,064,735	4.1
241 to 252	1,476	31,251,345	2.6
253 to 264	807	18,907,216	1.6
265 to 276	3,732	130,331,164	10.8
277 to 288	1,544	54,133,292	4.5
289 to 300	1,604	57,435,024	4.8
301 to 312	1,008	41,804,766	3.5
313 to 324	524	27,437,415	2.3
325 to 336	617	32,460,043	2.7
337 to 348	419	23,644,575	2.0
349 to 360	666	40,615,031	3.4
361 and above	538	35,048,470	2.9

Total	84,025	$1,206,292,981	100.0%
__________ * Represents a percentage greater than 0% but less than 0.05%.

We have determined the numbers of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

2004-8

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	7,448	$121,345,092	10.1%
Forbearance	5,610	118,702,415	9.8
Repayment
First year in repayment	3,445	83,622,037	6.9
Second year in repayment	2,983	64,568,377	5.4
Third year in repayment	3,857	78,861,680	6.5
More than 3 years in repayment	60,682	739,193,380	61.3

Total	84,025	$1,206,292,981	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 64.8 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2004-8

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	14.1	-	242.8
Forbearance	-	4.3	258.4
Repayment	-	-	208.3

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $121,345,092 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $61,019,145 or approximately 50.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

2004-8

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	532	$8,698,284	0.7%
Alaska	126	1,922,909	0.2
Arizona	1,690	26,144,807	2.2
Arkansas	395	5,559,060	0.5
California	8,275	128,165,656	10.6
Colorado	1,453	19,581,050	1.6
Connecticut	1,441	19,692,845	1.6
Delaware	220	2,946,141	0.2
District of Columbia	384	6,825,868	0.6
Florida	5,787	87,814,910	7.3
Georgia	2,215	34,724,485	2.9
Hawaii	331	4,037,959	0.3
Idaho	203	2,901,863	0.2
Illinois	4,320	60,079,189	5.0
Indiana	3,419	42,944,832	3.6
Iowa	327	4,210,287	0.3
Kansas	1,380	15,742,391	1.3
Kentucky	600	6,896,940	0.6
Louisiana	2,499	36,286,216	3.0
Maine	179	2,924,260	0.2
Maryland	2,233	33,022,093	2.7
Massachusetts	3,097	42,141,546	3.5
Michigan	1,881	29,669,215	2.5
Minnesota	888	11,428,190	0.9
Mississippi	657	9,578,956	0.8
Missouri	1,711	22,819,843	1.9
Montana	146	2,101,103	0.2
Nebraska	185	3,050,283	0.3
Nevada	514	7,648,267	0.6
New Hampshire	378	6,360,374	0.5
New Jersey	2,775	42,056,675	3.5
New Mexico	250	3,145,120	0.3
New York	7,445	106,814,775	8.9
North Carolina	1,700	24,576,687	2.0
North Dakota	60	936,122	0.1
Ohio	2,826	43,184,286	3.6
Oklahoma	1,442	19,632,130	1.6
Oregon	1,079	15,809,617	1.3
Pennsylvania	3,245	44,720,811	3.7
Rhode Island	206	3,406,898	0.3
South Carolina	667	10,432,329	0.9
South Dakota	54	698,695	0.1
Tennessee	1,026	14,385,006	1.2
Texas	6,247	88,077,897	7.3
Utah	251	4,005,138	0.3
Vermont	105	1,105,640	0.1
Virginia	2,864	38,440,264	3.2
Washington	2,262	28,546,289	2.4
West Virginia	409	5,552,503	0.5
Wisconsin	926	13,532,647	1.1
Wyoming	71	832,647	0.1
Other	649	10,480,982	0.9

Total	84,025	$1,206,292,981	100.0%

2004-8

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2004-8

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	58,958	$723,893,541	60.0%
Other Repayment Options(1)	25,067	482,399,440	40.0

Total	84,025	$1,206,292,981	100.0%
__________ (1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 3,799 loans with an aggregate outstanding principal balance of $105,914,457 currently in an interest-only period.  These interest-only loans represent approximately 8.8% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	39,793	$513,813,365	42.6%
Unsubsidized	44,232	692,479,615	57.4

Total	84,025	$1,206,292,981	100.0%

2004-8

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	232	$4,786,005	0.4%
October 1, 1993 through June 30, 2006	83,793	1,201,506,976	99.6
July 1, 2006 and later	0	0	0.0

Total	84,025	$1,206,292,981	100.0%

2004-8

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	4,153	$54,492,362	4.5%
College Assist	23	458,401	*
Educational Credit Management Corporation	582	8,646,598	0.7
Florida Office of Student Financial Assistance	2,406	28,548,464	2.4
Great Lakes Higher Education Corporation	373	7,586,148	0.6
Illinois Student Assistance Commission	3,541	48,036,847	4.0
Iowa College Student Aid Commission	116	1,078,425	0.1
Kentucky Higher Education Assistance Authority	299	3,577,739	0.3
Louisiana Office of Student Financial Assistance	1,268	15,587,174	1.3
Michigan Guaranty Agency	737	11,129,426	0.9
Montana Guaranteed Student Loan Program	2	24,791	*
Nebraska National Student Loan Program	2	35,016	*
New Jersey Higher Education Student Assistance Authority	3,732	42,746,436	3.5
New York State Higher Education Services Corporation	11,885	163,490,018	13.6
Northwest Education Loan Association	829	12,213,102	1.0
Oklahoma Guaranteed Student Loan Program	1,529	20,113,649	1.7
Pennsylvania Higher Education Assistance Agency	8,831	112,707,979	9.3
Student Loan Guarantee Foundation of Arkansas	259	2,955,939	0.2
Texas Guaranteed Student Loan Corporation	8,700	118,844,432	9.9
United Student Aid Funds, Inc.	34,758	554,020,036	45.9

Total	84,025	$1,206,292,981	100.0%
__________ * Represents a percentage greater than 0% but less than 0.05%.

2004-8

SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal

2004-8

financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2011, USA Funds held net assets on behalf of the federal reserve fund of approximately $289 million. Through September 30, 2011, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $73 billion.  Also, as of September 30, 2011, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $289 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	0.25%	0.33%	0.38%	0.40%	0.39%

2004-8

USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	$15,581	$17,202	$20,067	$7,705	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	40.30%	45.60%	36.19%	32.90%	32.17%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	2.13%	2.07%	1.92%	1.69%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2004-8

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (HESC) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (“FFELP”).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP Loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.

As a result of the March 30, 2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective July 1, 2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after June 30, 2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning July 1, 2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2011, HESC had total FFELP assets of approximately $144.6 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $21.4 billion in original principal amount of loans outstanding.

Guarantee Volume:  HESC guaranteed the following amounts for the last five federal fiscal years ending September 30 (excluding consolidation loans):

	FFELP Loan Volume
	Fiscal Year
	($ in millions)
Guarantor	2007	2008	2009	2010	2011
New York State Higher Education Services Corporation	$3,164	$3,551	$3,642	$799	$0

2004-8

Reserve Ratio:  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund balance by the original principal amount of loans outstanding. HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio
	Fiscal Year
Guarantor	2007	2008	2009	2010	2011
New York State Higher Education Services Corporation	0.29%	0.29%	0.30%	0.33%	0.28%

Recovery Rates:  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate
	Fiscal Year
Guarantor	2007	2008	2009	2010	2011
New York State Higher Education Services Corporation	26.54%	32.12%	23.64%	23.46%	26.68%

Claims Rate:  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate
	Fiscal Year
Guarantor	2007	2008	2009	2010	2011
New York State Higher Education Services Corporation	1.42%	1.60%	1.93%	1.86%	2.17%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site, www.hesc.org.

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